Debt	6 Months Ended
Jun. 30, 2012
Debt and Securitized Vacation Ownership Debt [Abstract]
Debt

Note 9. Debt

Long-term debt and short-term borrowings consisted of the following, excluding securitized vacation ownership debt (in millions):

	June 30,	December 31,
	2012	2011
Senior Credit Facility:
Revolving Credit Facility, maturing 2013	$—	$—
Senior Notes, interest at 6.25%, maturing 2013	—	500
Senior Notes, interest at 7.875%, maturing 2014	499	497
Senior Notes, interest at 7.375%, maturing 2015	450	450
Senior Notes, interest at 6.75%, maturing 2018	400	400
Senior Notes, interest at 7.15%, maturing 2019	245	245
Mortgages and other, interest rates ranging from 1.00% to 9.00%, various maturities	58	105

	1,652	2,197
Less current maturities	—	(3)

Long-term debt	$1,652	$2,194

During the three months ended June 30, 2012, the Company redeemed all of its outstanding 6.25% Senior Notes due 2013, which had a principal amount of approximately $495 million. In connection with this transaction, the Company terminated three interest rate swaps, which had notional amounts totaling $250 million (see Note 13). As a result of the early redemption of the 6.25% Senior Notes, the Company recorded a net charge of approximately $15 million in interest expense, representing the tender premiums, swap settlements and other related redemption costs. Also during the three months ended June 30, 2012, the Company prepaid $52 million of third party debt previously secured by one owned hotel.